UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.                  )

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COCA-COLA BOTTLING CO. CONSOLIDATED

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 14, 2013. COCA-COLA BOTTLING CO. CONSOLIDATED COCA-COLA BOTTLING CO. CONSOLIDATED COCA-COLA BOTTLING CO. CONSOLIDATED 4100 COCA-COLA PLAZA CHARLOTTE, NC 28211-3481 M53414-P33136 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. Meeting Information Meeting Type: Annual Meeting For holders as of: March 18, 2013 Date: May 14, 2013 Time: 9:00 a.m., EDT Location: Corporate Center 4100 Coca-Cola Plaza Charlotte, NC 28211 For directions please call: (704) 557-4400

How to Before Access the You Proxy Vote Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report 2. Notice of Annual Meeting and Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow ?XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 30, 2013 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: At the meeting, you will need to request a ballot to vote these shares. Please bring this notice, or other evidence of stock ownership as of the record date, and a suitable form of personal photo identi? cation for admission to the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow?XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Phone or Mail: You can vote by phone or mail by requesting a paper copy of the materials, which will include a proxy card. M53415-P33136

Voting Items Coke Consolidated’s Board of Directors recommends you vote FOR ALL of the listed nominees: 01) J. Frank Harrison, III 02) H.W. McKay Belk 03) Alexander B. Cummings, Jr. 04) Sharon A. Decker 05) William B. Elmore 06) Morgan H. Everett 07) Deborah H. Everhart 08) Henry W. Flint 09) William H. Jones 10) James H. Morgan 11) John W. Murrey, III 12) Dennis A. Wicker 1. Election of Directors Nominees: 2. Ratifi cation of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2013. Coke Consolidated’s Board of Directors recommends you vote FOR proposal 2: NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. M53416-P33136

M53417-P33136